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                                                                Agency Agreement

                                             PERPETUAL TRUSTEES VICTORIA LIMITED

                                 INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED

                                    INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED

                                           THE BANK OF NEW YORK, NEW YORK BRANCH

                                          THE BANK OF NEW YORK (LUXEMBOURG) S.A.





                                                     Interstar Millennium Trusts

                                       Interstar Millennium Series 2002-1G Trust





                                                          ALLENS ARTHUR ROBINSON
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333


                                       (C) Copyright Allens Arthur Robinson 2002


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TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                        2
         1.1      Definitions                                                  2
         1.2      Note Trust Deed definitions                                  3
         1.3      Interpretation                                               3
         1.4      Document or agreement                                        3
         1.5      Transaction Document                                         4
         1.6      Trustee as trustee                                           4

2.       APPOINTMENT OF PAYING AGENTS                                          4

3.       PAYMENT                                                               4
         3.1      Payment by Trustee                                           4
         3.2      Confirmation                                                 5
         3.3      Payments by Paying Agents                                    5
         3.4      Method of Payment - Global Note                              5
         3.5      Method of payment - Definitive Notes                         5
         3.6      Late payment                                                 5
         3.7      Notice of non-receipt                                        6
         3.8      Reimbursement                                                6
         3.9      Method of payment                                            6
         3.10     No fee                                                       7
         3.11     Trust                                                        7

4.       REPAYMENT                                                             7

5.       APPOINTMENT OF THE CALCULATION AGENT                                  7

6.       DUTIES OF THE CALCULATION AGENT                                       7

7.       NOTE TRUSTEE                                                          9

8.       EARLY REDEMPTION OF CLASS A2 NOTES                                    9

9.       PRO RATA REDEMPTION, PURCHASES AND CANCELLATION OF NOTES             10

10.      NOTICES TO CLASS A2 NOTEHOLDERS                                      11

11.      DOCUMENTS AND FORMS                                                  11

12.      AUTHENTICATION                                                       12

13.      INDEMNITY                                                            12

14.      THE NOTE REGISTER                                                    13
         14.1     Appointment of Note Registrar                               13
         14.2     Details to be kept on the Note Register                     13
         14.3     Payments of Principal and Interest                          14
         14.4     Place of keeping Register, copies and access                14
         14.5     Details on Note Register conclusive                         14
         14.6     Alteration of details on Note Register                      14
         14.7     Rectification of Note Register                              15
         14.8     Correctness of Note Register                                15

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15.      CHANGES OF NOTE REGISTRAR                                            15
         15.1     Removal                                                     15
         15.2     Resignation                                                 15
         15.3     Limitation                                                  15

16.      GENERAL                                                              16
         16.1     Meetings of Class A2 Noteholders                            16
         16.2     Agency                                                      16
         16.3     Identity                                                    16
         16.4     No set-off                                                  17
         16.5     Reliance                                                    17
         16.6     Entitled to deal                                            17
         16.7     Consultation                                                17
         16.8     Duties                                                      17

17.      CHANGES IN PAYING AGENTS AND CALCULATION AGENT                       18
         17.1     Removal                                                     18
         17.2     Resignation                                                 18
         17.3     Limitation                                                  18
         17.4     Delivery of amounts                                         19
         17.5     Successor Paying Agents                                     20
         17.6     Successor to Calculation Agent                              20
         17.7     Notice to Class A2 Noteholders                              21
         17.8     Change in Paying Office or Specified Office                 21

18.      FEES AND EXPENSES                                                    22

19.      WAIVERS, REMEDIES CUMULATIVE                                         22

20.      SEVERABILITY OF PROVISIONS                                           23

21.      ASSIGNMENTS                                                          23

22.      NOTICES                                                              23
         22.1     General                                                     23
         22.2     Details                                                     24
         22.3     Communication through Principal Paying Agent                25

23.      LIMITED RECOURSE                                                     26
         23.1     General                                                     26
         23.2     Liability of Trustee limited to its right to indemnity      26
         23.3     Unrestricted remedies                                       27
         23.4     Restricted remedies                                         27

24.      COUNTERPARTS                                                         28

25.      GOVERNING LAW                                                        28

26.      SUCCESSOR TRUSTEE                                                    28




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DATE                                 2002
---------

PARTIES
---------

        1. PERPETUAL TRUSTEES VICTORIA LIMITED (ABN 42 004 027 258) of Level 4, 333 Collins Street, Melbourne, Victoria in its capacity as trustee of Interstar Millennium Series 2002-1G Trust (the TRUSTEE);

        2. INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED (ACN 100 346 898) of Level 28, 367 Collins Street, Melbourne, Victoria in its capacity as Trust Manager (the TRUST MANAGER);

        3. INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED (ABN 72 087 271 109) of Level 31, 367 Collins Street, Melbourne, Victoria in its capacity as Trust Manager (the SERVICER);

        4. THE BANK OF NEW YORK, NEW YORK BRANCH as principal paying agent for the Class A2 Notes described below (the PRINCIPAL PAYING AGENT, which expression shall, wherever the context requires, include any successor principal paying agent from time to time under this agreement) and as trustee for the Class A2 Noteholders (the NOTE TRUSTEE, which expression shall, wherever the context requires, include any other trustee or trustees from time to time under the Note Trust Deed) and as calculation agent in relation to the Class A2 Notes described below (the CALCULATION AGENT, which expression shall, wherever the context requires, include any successor reference agent from time to time) and as note registrar in relation to the Class A2 Notes described below (the NOTE REGISTRAR, which expression shall, wherever the context requires, include any successor note registrar from time to time under this agreement); and

        5. THE BANK OF NEW YORK (LUXEMBOURG) S.A. as Luxembourg paying agent (the LUXEMBOURG PAYING AGENT), which expression shall, wherever the context requires, include any successor Luxembourg paying agent from time to time under this agreement).

RECITALS
---------

        A The Trustee proposes to issue US$[1,000,000,000] of Class A2 Mortgage Backed Pass Through Floating Rate Notes due 2033.

        B The Class A2 Notes, upon original issue, will be issued in the form of a Global Note. The Trustee shall, on the date of this deed, deliver or arrange the delivery on its behalf of the Global Note to the Principal Paying Agent, as agent for the Clearing Agency. The Global Note shall initially be registered on the Note Register in the name of the Common Depository, as nominee of the Clearing Agency, and no Class

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           A2 Note Owner will receive a Definitive Note representing such Class
           A2 Note Owner's interest in such Class A2 Note, except as provided in the Note Trust Deed.

        C The Class A2 Notes will be constituted by the Note Trust Deed, the Series Notice and the Master Trust Deed.

        D The Class A2 Notes will be secured on the terms of the Security Trust Deed.

        E The Trustee wishes to appoint the Principal Paying Agent as principal paying agent in respect of the Class A2 Notes and has entered into this agreement to provide for the terms and conditions of that appointment.

        F The Trustee wishes to appoint the Luxembourg Paying Agent as its paying agent in Luxembourg in respect of the Class A2 Notes and has entered into this agreement to provide for the terms and conditions of that appointment.

        G The Trustee wishes to appoint the Calculation Agent as its reference agent in respect of the Class A2 Notes and has entered into this agreement to provide for the terms and conditions of that appointment.

        H The Trustee wishes to appoint the Note Registrar as note registrar in respect of the Class A2 Notes and has entered into this agreement to provide for the terms and conditions of that appointment.

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IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION
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1.1      DEFINITIONS

         The following definitions apply unless the context requires otherwise.

         DETERMINATION DATE means, in relation to a Payment Date, the date which is 2 Business Days before that Payment Date.

         MASTER TRUST DEED means the Master Trust Deed for the Interstar Millennium Trusts dated 2 December 1999 between the Trustee as trustee and Interstar Securities (Australia) Pty Limited.

         NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated [*] 2002 issued under the Master Trust Deed in relation to the Trust.

         PAYING AGENT means any person for the time being appointed as a Paying Agent under this agreement and includes the Principal Paying Agent and the Luxembourg Paying Agent.

         PAYING OFFICE means, in relation to a Paying Agent, the office of the Paying Agent specified in the Class A2 Notes or otherwise under this agreement or the Note Trust Deed as the office at which payments in respect of the Class A2 Notes will be made as changed from time to time in accordance with this agreement.

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         SERIES NOTICE means the Series Notice dated on or about the date of this agreement relating to the Trust.

         SPECIFIED OFFICE means, in relation to the Calculation Agent, the office of the Calculation Agent specified under this agreement as the office at which the Calculation Agent will carry out its duties under this agreement.

         TRUST means the trust known as the Interstar Millennium Series 2002-1G Trust established under the Notice of Creation of Trust, the Master Trust Deed and the Series Notice.

1.2      NOTE TRUST DEED DEFINITIONS

         (a) Words and expressions which are defined in the Master Trust Deed (as amended by the Series Notice), the Series Notice, the Note Trust Deed and the Conditions (including by reference to another agreement) have the same meanings when used in this agreement unless the context otherwise requires or unless otherwise defined in this agreement.

         (b) If a definition in any of the documents in paragraph (a) above is inconsistent, the definitions will prevail in the following order:

         (c) (i)   definition in this agreement;

         (d) (ii)  definition in the Series Notice;

         (e) (iii) definition in the Master Trust Deed;

         (f) (iv)  definition in the Note Trust Deed;

         (g) (v)   definition in the Conditions.

1.3      INTERPRETATION

         Clause 1.2 of the Master Trust Deed applies to this agreement as if set out in full and:

         (a) a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset; and

         (b) a reference to an amount for which a person is CONTINGENTLY LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise.

1.4      DOCUMENT OR AGREEMENT

         A reference to:

         (a) an AGREEMENT includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

         (b) a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

         A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this agreement.


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1.5      TRANSACTION DOCUMENT

         This agreement is a TRANSACTION DOCUMENT for the purposes of the Master Trust Deed.

1.6      TRUSTEE AS TRUSTEE

         (a) In this agreement, except where provided to the contrary:

             (i) a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust only, and in no other capacity; and

             (ii) a reference to the assets, business, property or undertaking of the Trustee is a reference to the assets, business, property or undertaking of the Trustee only in the capacity described in sub-paragraph (i) above.

         (b) The rights and obligations of the parties under this agreement relate only to the Trust, and do not relate to any other Trust (as defined in the Master Trust Deed).


2.       APPOINTMENT OF PAYING AGENTS
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         (a) Subject to the terms of this agreement, the Trustee (acting on the direction of the Trust Manager) appoints the Principal Paying Agent as its principal paying agent, the Luxembourg Paying Agent as its paying agent with a Paying Office in Luxembourg and each other Paying Agent as its paying agent, for making payments in respect of the Class A2 Notes in accordance with the Transaction Documents and the Conditions at their respective Paying Offices. The Principal Paying Agent, the Luxembourg Paying Agent, and each other Paying Agent appointed under this agreement accepts that appointment.

         (b) Except in clause 17 and as the context otherwise requires, references to the Principal Paying Agent are to it acting solely through its Paying Office.

         (c) If at any time there is more than one Paying Agent, the obligations of the Paying Agents under this agreement shall be several and not joint.

         (d) It is acknowledged and agreed that:

             (i) subject to clause 7, each of the Principal Paying Agent and each other Paying Agent is the agent of the Trustee in its capacity as trustee of the Trust only, and

             (ii) despite anything else in this agreement, any other Transaction
                  Document or at law, the Trustee in its personal capacity is not responsible for any act or omission of the Principal Paying Agent or any other Paying Agent.


3.       PAYMENT
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3.1      PAYMENT BY TRUSTEE

         The Trustee shall, with the assistance of and at the direction of the Trust Manager, not later than 10.00 am (New York time) on each Payment Date, pay to or to the order of, or procure payment to or to the order of, the Principal Paying Agent the amount in US$ as

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         may be required (after taking account of any cash then held by the
         Principal Paying Agent and available for the purpose) to be made on that Payment Date under the Series Notice and the Conditions.

3.2      CONFIRMATION

         Not later than 4.00 pm (Sydney time) on each Determination Date, the Trust Manager on behalf of the Trustee shall notify, or procure notification to, the Principal Paying Agent and the Note Trustee of the amount of interest or principal payable in respect of the Class A2 Notes on the Payment Date following that Determination Date. The Trustee or if required by the Trustee, the Trust Manager on its behalf shall also forward to the Principal Paying Agent at that time confirmation that the payments provided for in clause 3.1 will be made unconditionally.

3.3      PAYMENTS BY PAYING AGENTS

         Subject to payment being duly made as provided in clause 3.1 (or the Principal Paying Agent otherwise being satisfied that the payment will be duly made on the due date), and subject to clause 7, the Paying Agents shall pay or cause to be paid on behalf of the Trustee on each Payment Date the relevant amounts of principal and interest due in respect of the Class A2 Notes in accordance with the Series Notice and the Conditions.

3.4      METHOD OF PAYMENT - GLOBAL NOTE

         The Principal Paying Agent shall cause all payments of principal or interest (as the case may be) due and received by it in respect of Class A2 Notes represented by a Global Note to be made to the Common Depository for credit to the account of the persons appearing from time to time in the records of the Common Depository as account holders with respect to the Global Note.

3.5      METHOD OF PAYMENT - DEFINITIVE NOTES

         Payments of principal or interest on the Definitive Notes shall be made in accordance with the Conditions and the Series Notice.

3.6      LATE PAYMENT

         (a) If any payment under clause 3.1 is made late but otherwise in accordance with the provisions of this agreement, each Paying Agent shall make payments required to be made by it in respect of the Class A2 Notes as provided in this clause 3. However, unless and until the full amount of any payment in respect of the Class A2 Notes required to be made under the Transaction Documents has been made under clause 3.1 to or to the order of the Principal Paying Agent, no Paying Agents shall be bound to make a payment under clause 3.

         (b) If the Principal Paying Agent has not received on a Payment Date the full amount of principal and interest then payable on any Class A2 Note in accordance with the Series Notice and the Conditions, but receives the full amount later, it shall:

             (i) forthwith upon full receipt notify the other Paying Agents (if any), the Trustee, the Note Trustee, the Security Trustee and the Trust Manager; and


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             (ii) as soon as practicable after such full receipt give due notice, in accordance with Condition 12 (unless the Note Trustee agrees otherwise), to the Class A2 Noteholders that it has received the full amount.

3.7      NOTICE OF NON-RECEIPT

         The Principal Paying Agent shall immediately notify by telex or facsimile (if appropriate) the other Paying Agents (if any), the Note Trustee, the Trustee, the Security Trustee and the Trust Manager if the full amount of any payment of principal or interest required to be made by the Series Notice and Conditions in respect of the Class A2 Note is not unconditionally received by it or to its order in accordance with this agreement.

3.8      REIMBURSEMENT

         The Principal Paying Agent shall (provided that it has been placed in funds by the Trustee) on demand promptly reimburse the other Paying Agents (if any) for payments of principal and interest properly made by that Paying Agent in accordance with the Series Notice and the Conditions and this agreement. The Trustee shall not be concerned with the apportionment of any moneys between the Principal Paying Agent and the other Paying Agents (if any) and payment to the Principal Paying Agent of any moneys due to the Paying Agents shall operate as a good discharge to the Trustee in respect of such moneys.

3.9      METHOD OF PAYMENT

         (a) All sums payable by the Trustee to the Principal Paying Agent under this agreement shall, unless otherwise provided by and subject to the Currency Swap, be paid by the Currency Swap Provider on behalf of the Trustee in US$ to the bank account as the Principal Paying Agent may from time to time notify to the Trustee and the Note Trustee. Those sums shall be held on account for payment to the Class A2 Noteholders and, failing that, payment within the designated periods of prescription specified in Condition 8, or upon the bankruptcy, insolvency, winding up or liquidation of the Principal Paying Agent or default being made by the Principal Paying Agent in the payment of any amounts in respect of principal or interest in accordance with this agreement, for repayment to the Trustee (subject to clause 4). On repayment in accordance with clause 4 to the Trustee all liabilities of the Principal Paying Agent with respect to those moneys shall cease. The Principal Paying Agent shall, promptly after each Payment Date, confirm to the Trustee that the Principal Paying Agent has paid the relevant amount to the Common Depository. The Principal Paying Agent will countersign and promptly return any such confirmation requested by the Trustee.

         (b) Subject to the terms of this agreement, the Principal Paying Agent shall be entitled to deal with moneys paid to it under this agreement in the same manner as other moneys paid to it as a banker by its customers. The Principal Paying Agent shall be entitled to retain for its own account any interest earned on the sums from time to time credited to the account referred to in paragraph (a) and it need not segregate such sums from other amounts held by it.


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3.10     NO FEE

         No Paying Agent will charge any commission or fee in relation to any payment under this agreement.

3.11     TRUST

         The Principal Paying Agent shall hold in trust for the Note Trustee and the Class A2 Noteholders all sums held by it for the payment of principal and interest with respect to the Class A2 Notes until all relevant sums are paid to the Note Trustee or the Class A2 Noteholders or otherwise disposed of in accordance with the Note Trust Deed.

4.       REPAYMENT
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         (a) Immediately on any entitlement to receive principal or interest under any Class A2 Note becoming void under the relevant Conditions, the Principal Paying Agent shall repay to the Trustee the amount which would have been due in respect of that principal or interest if it had been paid before the entitlement became void.

         (b) Despite paragraph (a) the Principal Paying Agent shall not be obliged to make any repayment to the Trustee so long as any amounts which should have been paid to or to the order of the Principal Paying Agent or, if applicable, the Note Trustee by the Trustee remain unpaid.

5.       APPOINTMENT OF THE CALCULATION AGENT
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         (a) The Trustee (acting on the direction of the Trust Manager) appoints the Calculation Agent as its reference agent in respect of the Class A2 Notes upon the terms and conditions set forth in this agreement and the Calculation Agent accepts that appointment.

         (b) It is acknowledged and agreed that:

             (i) the Calculation Agent is the agent of the Trustee in its capacity as trustee of the Trust only, and

             (ii) despite anything else in this agreement, any other Transaction
                  Document or at law, the Trustee in its personal capacity is not responsible for any act or omission of the Calculation Agent.

6.       DUTIES OF THE CALCULATION AGENT
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         (a) The Calculation Agent shall, in relation to Class A2 Notes, until their final maturity or such earlier date on which the Class A2 Notes are due and payable in full and in either case until the Trustee has paid all amounts in relation to the Class A2 Notes to the Principal Paying Agent or, if applicable, the Note Trustee:


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             (i)   perform such duties at its Specified Office as are set forth in this agreement and in the Conditions and any other duties which are reasonably incidental at the request of the Trustee, the Trust Manager, the Note Trustee or the Principal Paying Agent;

             (ii) determine LIBOR for each Interest Period, and calculate the relevant Interest and the Interest Rate on the Class A2 Notes, in the manner set out in Condition 4 and confirm with the Currency Swap Provider that the LIBOR determined under this agreement is the same as LIBOR determined by the Currency Swap Provider under the Currency Swap; and

             (iii) notify the Trustee, the Trust Manager, the Note Trustee, the
                   Paying Agents, the Currency Swap Provider and the Luxembourg Stock Exchange (for so long as the Class A2 Notes are listed on the Luxembourg Stock Exchange) by telex or facsimile transmission on or as soon as possible after the first day of that Interest Period, of the Interest Rate and the Interest so determined by it in relation to that Interest Period, specifying to those parties the rates upon which they are based and (where relevant) the names of the banks quoting those rates.

         (b) The Trust Manager on behalf of the Trustee shall cause the Interest and the Interest Rates applicable to the Class A2 Notes for each Interest Period together with the relevant Payment Date, to be published (subject to clause 23, on behalf of and at the expense of the Trustee) in accordance with the provisions of Conditions 4 and 12, on or as soon as possible after the commencement of the relevant Interest Period unless the Note Trustee otherwise agrees, provided that the Trustee, the Calculation Agent and the Note Trustee shall co-operate with the Trust Manager in order to effect that publication.

         (c) The Interest, Interest Rate and relevant Payment Date published under paragraph (b) may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice to Class A2 Noteholders in the event of a shortening of the Interest Period.

         (d) If the Calculation Agent at any time for any reason does not determine the Interest Rate for or calculate the Interest payable on a Class A2 Note, the Trust Manager shall do so and each such determination or calculation shall be deemed to have been made by the Calculation Agent. In doing so, the Trust Manager shall apply the provisions of this clause 6, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects it shall do so in such a manner as it reasonably considers fair and reasonable in all the circumstances.

         (e) If the Trust Manager does not at any time for any reason determine a Principal Payment or the Principal Amount applicable to Class A2 Notes in accordance with the Transaction Documents, the Principal Payment and the Principal Amount shall be determined by the Calculation Agent in accordance with the Transaction Documents (but based on the information in its possession) and each such determination or calculation shall be deemed to have been made by the Trust


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             Manager. The Calculation Agent may appoint any person as its agent for the purpose of making any such calculation or determination.

7.       NOTE TRUSTEE
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         At any time after an Event of Default has occurred in relation to a
         Class A2 Note or at any time after Definitive Notes have not been issued when required in accordance with the provisions of the Transaction Documents, the Note Trustee may:

         (a) by notice in writing to the Trustee, the Trust Manager, the Principal Paying Agent, the other Paying Agents (if any) and the Calculation Agent, require the Principal Paying Agent, the other Paying Agents and the Calculation Agent either:

             (i) to act as Principal Paying Agent, Luxembourg Paying Agent, Paying Agent and Calculation Agent respectively of the Note Trustee on the terms of this agreement in relation to payments to be made by or on behalf of the Trustee under the terms of the Note Trust Deed, except that the Note Trustee's liability under any provisions for the indemnification of the Calculation Agent and the Paying Agents shall be limited to any amount for the time being held by the Note Trustee on the trusts of the Note Trust Deed and which is available to be applied by the Note Trustee for that purpose; and

             (ii) to hold all Definitive Notes and all amounts, documents and records held by them in respect of the Class A2 Notes on behalf of the Note Trustee; or

             (iii) to deliver up all Definitive Notes and all amounts, documents and records held by them in respect of the Class A2 Notes to the Note Trustee or as the Note Trustee directs in that notice, other than any documents or records which such Paying Agent or Calculation Agent (as the case may be) is obliged not to release by any law or regulation; and

         (b) by notice in writing to the Trustee require it to make all subsequent payments in respect of the Class A2 Notes to or to the order of the Note Trustee and not to the Principal Paying Agent and, with effect from the issue of that notice to the Trustee and until that notice is withdrawn, clause 2.3 of the Note Trust Deed shall not apply.

         A payment by the Trustee of its payment obligations on each Payment Date under the Series Notice and the Conditions to the Note Trustee in accordance with paragraph (b) shall be a good discharge to the Trustee to the extent of such payment.

8.       EARLY REDEMPTION OF CLASS A2 NOTES
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         (a) If the Trustee intends to redeem all (but not some only) of the
             Class A2 Notes prior to their Maturity Date pursuant to Condition 5(f) or 5(g) (which it may only do at the direction of the Trust Manager), the Trust Manager shall give not less than 5 days' prior notice to the Principal Paying Agent and the Note Trustee before giving the requisite period of notice to the Class A2 Noteholders in accordance with


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             Condition 5(f) or 5(g) (as the case may be) and stating the date on which such Class A2 Notes are to be redeemed.

         (b) The Principal Paying Agent shall, on receipt of a notice under paragraph (a):

             (i) notify the Common Depository of the proposed redemption, specifying:

                  (A) the aggregate Principal Amount of Class A2 Notes to be redeemed;

                  (B) the amount of principal to be repaid in relation to each
                      Class A2 Note; and

                  (C) the date on which the Class A2 Notes are to be redeemed;
                      and

             (ii) promptly and in accordance with the relevant Conditions on behalf of and, subject to clause 23, at the expense of the Trustee publish the notices required in connection with that redemption.

9.       PRO RATA REDEMPTION, PURCHASES AND CANCELLATION OF NOTES
--------------------------------------------------------------------------------
         (a) If the Trustee is required to redeem the Class A2 Notes prior to their Maturity Date pursuant to Condition 5(a) the Trust Manager shall give [2] days prior notice to the Calculation Agent, the Principal Paying Agent and the Note Trustee, as provided in Condition 5.

         (b) On receipt of a notice under paragraph (a), the Principal Paying Agent shall notify the Common Depository of the proposed redemption, specifying in each case the aggregate Principal Amount of the Class A2 Notes to be redeemed and the date on which such Class A2 Notes are to be redeemed.

         (c) For so long as the Class A2 Notes are listed on the Luxembourg Stock Exchange, the Trust Manager on behalf of the Trustee shall ensure that notice of the matters referred to in paragraph (a) is provided to the Luxembourg Stock Exchange or such other alternative exchange as agreed between the Trustee, the Note Trustee and the Trust Manager (if required).

         (d) The Servicer shall, on (or as soon as practicable after) each Determination Date, calculate:

             (i) the amount of principal to be repaid in respect of each Class A2 Note due on the Payment Date next following that Determination Date; and

             (ii) the Principal Amount of each Class A2 Note on the first day of the next following Interest Period (after deducting any principal due to be made on the next Payment Date),

             and shall forthwith notify or cause to be notified to the Trustee, the Trust Manager, the Calculation Agent, the Note Trustee, the Principal Paying Agent and the Currency Swap Provider of each of those determinations in accordance with the Series Notice. On receipt of that notice, the Principal Paying Agent shall give a copy of that notice to the Common Depository.

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         (e) The Trust Manager will immediately cause details of each determination under paragraph (d) to be published in accordance with Condition 12 at least one Business Day before the relevant Payment Date.

         (f) If no principal is due to be repaid on the Class A2 Notes on any Payment Date, the Trust Manager shall give notice or shall cause a notice to this effect to be given to the Class A2 Noteholders in accordance with Condition 12.

         (g) If any Notes are redeemed in whole or in part in accordance with the Conditions and the Transaction Documents, the Principal Paying Agent will, if any Global Notes are still outstanding, cause the Note Registrar to record all relevant details in the Note Register. The Principal Paying Agent shall as soon as possible, and in any event within three months after the date of any redemption or purchase, furnish to each of the Trustee and the Note Trustee a certificate setting out the aggregate Principal Amount of Class A2 Notes which have been redeemed or the aggregate Principal Amount of Class A2 Notes which have been purchased. If the Principal Amount of a Global Note is reduced to nil, the Principal Paying Agent shall destroy the relevant Global Note and issue a destruction certificate forthwith to the Note Trustee and shall send a copy of that certificate to the Trustee, the Trust Manager and the Note Trustee.

10.      NOTICES TO CLASS A2 NOTEHOLDERS
--------------------------------------------------------------------------------
         (a) Subject to clause 23, at the request and expense of the Trustee, the Principal Paying Agent shall arrange for the publication of all notices to Class A2 Noteholders in accordance with the Conditions.

         (b) The Principal Paying Agent shall promptly send to the Note Trustee one copy of the form of every notice given to Class A2 Noteholders in accordance with Condition 12.

11.      DOCUMENTS AND FORMS
--------------------------------------------------------------------------------
         (a) The Trust Manager shall provide to the Principal Paying Agent for distribution to each Paying Agent:

             (i) sufficient copies of all documents required by the Conditions or the Note Trust Deed to be available to Class A2 Noteholders for issue or inspection (including the Note Trust Deed, the Master Trust Deed and the Series Notice);

             (ii) in the event of a meeting of Class A2 Noteholders being called, forms of voting certificates and block voting instructions, together with instructions from the Trustee (those instructions having previously been approved by the Note Trustee) as to the manner of completing, dealing with and recording the issue of such forms; and

             (iii) if Definitive Notes are issued, specimens of those Definitive
                   Notes.

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         (b) The Trust Manager and the Trustee shall provide to the Calculation
             Agent such documents as the Calculation Agent may reasonably require from the Trust Manager or the Trustee (and in the case of the Trustee only those documents that are in the Trustee's possession or power) in order for the Calculation Agent properly to fulfil its duties in respect of the Class A2 Notes.

12.      AUTHENTICATION
--------------------------------------------------------------------------------
         The Principal Paying Agent shall authenticate or cause to be authenticated the Global Notes and (if required) the Definitive Notes (whether on initial issue or on replacement).

13.      INDEMNITY
--------------------------------------------------------------------------------
         (a) Subject to paragraph (b) and clause 23, the Trustee shall indemnify each Paying Agent, the Note Registrar and the Calculation Agent against any loss, damages, proceeding, liability, cost, claim, action, demand or expense (in this clause 13, each, an EXPENSE) which the Paying Agent, the Note Registrar or the Calculation Agent, as the case may be, may incur or which may be made against such Paying Agent, the Note Registrar or the Calculation Agent (as the case may be), as a result of or in connection with such Paying Agent's, the Note Registrar's or the Calculation Agent's, as the case may be, appointment or the exercise of such Paying Agent's, the Note Registrar's or the Calculation Agent's, as the case may be, powers and performance of such Paying Agent's, the Note Registrar or the Calculation Agent's, as the case may be, duties under this agreement, notwithstanding the resignation or removal of that Paying Agent, the Note Registrar or the Calculation Agent in accordance with clause 15 or clause 17 (including any liability in respect of payment of a cheque drawn by that Paying Agent where the cheque is collected or sued upon or an attempt at collection is made after the amount in respect of which it is paid has been returned to the Trustee under clause 4).

         (b) The indemnity in paragraph (a) applies to any Expense of a Paying Agent, the Note Registrar or the Calculation Agent (as the case may be) only:

             (i) to the extent the Expense does not result from the breach by the Paying Agent, the Note Registrar or the Calculation Agent (as the case may be) of the terms of this agreement or from the Paying Agent's, the Note Registrar's or the Calculation Agent's (as the case may be) own fraud, wilful misconduct, negligence or bad faith or that of its directors, officers or employees or servants;

             (ii) if and whenever the Trustee or the Trust Manager so requires, the Paying Agent, the Note Registrar or the Calculation Agent (as the case may be) takes any actions or proceedings under the control and at the expense of the Trustee as the Trustee may reasonably require to avoid, resist or compromise that Expense.

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         (c) Each of the Calculation Agent, the Note Registrar and each Paying
             Agent severally indemnifies the Trustee and the Trust Manager against any Expense which the Trustee or the Trust Manager (as the case may be) may incur or which may be made against it as a result of a breach by the Calculation Agent, the Note Registrar or the Paying Agent (as the case may be) of the terms of this agreement or its own fraud, wilful misconduct, negligence or bad faith or that of its directors, officers or employees or servants, including any failure to obtain and maintain in existence any Authorisation required by it for the assumption, exercise and performance of its powers and duties under this agreement.

14.      THE NOTE REGISTER
--------------------------------------------------------------------------------

14.1     APPOINTMENT OF NOTE REGISTRAR

         The Trustee appoints The Bank of New York, New York Branch to be the initial Note Registrar. The Bank of New York, New York Branch accepts that appointment.

14.2     DETAILS TO BE KEPT ON THE NOTE REGISTER

         The Note Registrar shall keep the Note Register with respect to the Trust in accordance with the Note Trust Deed, on which shall be entered the following information relating to the Trust:

         (a) (NAME) the name of the Trust;

         (b) (CREATION) the date of the creation of the Trust;

         (c) (ISSUE DATES) the Issue Dates for Class A2 Notes issued in relation to the Trust;

         (d) (INITIAL PRINCIPAL AMOUNT) the total Initial Principal Amount of Class A2 Notes issued on each such Issue Date;

         (e) (PRINCIPAL AMOUNT) the Principal Amount of each Class A2 Note from time to time;

         (f) (DETAILS OF NOTEHOLDERS) the name and address of each Class A2 Noteholder;

         (g) (NUMBER OF NOTES) the number of Class A2 Notes held by each Class A2 Noteholder;

         (h) (DATE OF ENTRY) the date on which a person was entered as the holder of Class A2 Notes;

         (i) (DATE OF CESSATION) the date on which a person ceased to be a Class A2 Noteholder;

         (j) (ACCOUNT) the account to which any payments due to a Class A2 Noteholder are to be made (if applicable);

         (k) (PAYMENTS) a record of each payment in respect of the Class A2 Notes; and

         (l) (ADDITIONAL INFORMATION) such other information as:

             (i)  is required by the Series Notice;

             (ii) the Note Registrar considers necessary or desirable; or

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             (iii) the Trust Manager or the Trustee reasonably requires in writing with respect to Class A2 Notes.

14.3     PAYMENTS OF PRINCIPAL AND INTEREST

         (a) Any payment of principal or interest on any Class A2 Note shall be endorsed by the Note Registrar on the Note Register. In the case of payments of principal, the Principal Amount of the Class A2 Notes shall be reduced for all purposes by the amount so paid and endorsed on the Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

         (b) If the amount of principal or interest (as the case may be) due for payment on any Class A2 Note is not paid in full (including by reason of a deduction or withholding) the Note Registrar shall endorse a record of that shortfall on the Note Register.

14.4     PLACE OF KEEPING REGISTER, COPIES AND ACCESS

         The Note Register shall be:

         (a) (PLACE KEPT) kept at the principal office of the Note Registrar or at such place as the Trustee, the Trust Manager and the Note Registrar may agree;

         (b) (ACCESS TO TRUST MANAGER AND AUDITOR) open to the Trustee, the Trust Manager and the Auditor of the Trust to inspect during normal business hours;

         (c) (INSPECTION BY CLASS A2 NOTEHOLDERS) open for inspection by a Class A2 Noteholder during normal business hours but only in respect of information relating to that Class A2 Noteholder; and

         (d) (NOT FOR COPYING) not available to be copied by any person (other than the Trustee or the Trust Manager) except in compliance with such terms and conditions (if any) as the Trust Manager, the Trustee and the Note Registrar in their absolute discretion nominate from time to time.

14.5     DETAILS ON NOTE REGISTER CONCLUSIVE

         (a) (RELIANCE ON REGISTER) The Trustee shall be entitled to rely on the Note Register as being a correct, complete and conclusive record of the matters set out in it at any time and whether or not the information shown in the Note Register is inconsistent with any other document, matter or thing. The Trustee is not liable to any person in any circumstances whatsoever for any inaccuracy in, or omission from, the Note Register.

         (b) (NO TRUSTS ETC) The Note Registrar shall not be obliged to enter on the Note Register notice of any trust, Security Interest or other interest whatsoever in respect of any Class A2 Notes and the Trustee shall be entitled to recognise a Class A2 Noteholder as the absolute owner of Class A2 Notes and the Trustee shall not be bound or affected by any trust affecting the ownership of any Class A2 Notes unless ordered by a court or required by statute.

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14.6     ALTERATION OF DETAILS ON NOTE REGISTER

         On the Note Registrar being notified of any change of name or address or payment or other details of a Class A2 Noteholder by the Class A2 Noteholder, the Note Registrar shall alter the Note Register accordingly.

14.7     RECTIFICATION OF NOTE REGISTER

         If:

         (a) an entry is omitted from the Note Register;

         (b) an entry is made in the Note Register otherwise than in accordance with this agreement;

         (c) an entry wrongly exists in the Note Register;

         (d) there is an error or defect in any entry in the Note Register; or

         (e) default is made or unnecessary delay takes place in entering in the Note Register that any person has ceased to be the holder of Class A2 Notes,

         the Note Registrar may rectify the same.

14.8     CORRECTNESS OF NOTE REGISTER

         The Note Registrar shall not be liable for any mistake, error or omission on the Note Register or in any purported copy except to the extent that the mistake, error or omission is attributable to its fraud, negligence or wilful default.

15.      CHANGES OF NOTE REGISTRAR
--------------------------------------------------------------------------------

15.1     REMOVAL

         The Trustee (or the Trust Manager on its behalf after advising the Trustee) may terminate the appointment of the Note Registrar with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed), with effect not less than 60 days from that notice.

15.2     RESIGNATION

         Subject to this clause 15 the Note Registrar may resign its appointment at any time by giving to the Trustee, the Trust Manager and the Note Trustee not less than 60 days written notice to that effect.

15.3     LIMITATION

         Despite clauses 15.1 and 15.2:

         (a) no resignation by or termination of the appointment of the Note Registrar shall take effect until a new Note Registrar approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed); and

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         (b) the appointment of a new Note Registrar shall be on the terms and subject to the conditions of this agreement and the outgoing Note Registrar shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the new Note Registrar.

16.      GENERAL
--------------------------------------------------------------------------------

16.1     MEETINGS OF CLASS A2 NOTEHOLDERS

         In the event of a meeting of the Class A2 Noteholders (including an adjourned meeting), the Principal Paying Agent shall issue voting certificates and block voting instructions and otherwise act as provided in the Note Trust Deed. Each Paying Agent will:

         (a) keep a full and complete record of all voting certificates and/or block voting instructions issued by it; and

         (b) deliver to the Trustee, the Trust Manager and the Note Trustee not later than 48 hours before the time appointed for holding that meeting full particulars of all voting certificates and block voting instructions issued by it in respect of that meeting.

16.2     AGENCY

         Subject to any other provision of this agreement including, without limitation, clause 7, each Paying Agent, the Calculation Agent and the Note Registrar shall act solely for and as agent of the Trustee and shall not have any obligations towards or relationship of agency or trust with any person entitled to receive payments of principal and/or interest on the Class A2 Notes and shall be responsible only for performance of the duties and obligations expressly imposed upon it in this agreement.

16.3     IDENTITY

         Each Paying Agent shall (except as ordered by a court of competent jurisdiction or as required by law) be entitled to treat the person:

         (a) who is, while a Global Note remains outstanding, the registered owner of that Global Note as the person entitled to receive payments of principal or interest (as applicable) and each person shown in the records of the Common Depository as the holder of any Class A2 Note represented by a Global Note shall be entitled to receive from the registered owner of that Global Note any payment so made in accordance with the respective rules and procedures of the Common Depository and on the terms and subject to the conditions of that Global Note;

         (b) who is the registered owner of any Definitive Note as the absolute owner or owners of that Definitive Note (whether or not that Definitive Note is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it); or

         (c) who, when a Global Note is no longer outstanding but Definitive Notes in respect of the Class A2 Notes have not been issued, is for the time being the Note Trustee,

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             as the person entrusted with the receipt of principal or interest, as applicable, on behalf of the relevant Class A2 Noteholders,

         and in all cases and for all purposes despite any notice to the contrary and shall not be liable for so doing.

16.4     NO SET-OFF

         No Paying Agent shall exercise any right of set-off, withholding, counterclaim or lien against, or make any deduction in any payment to, any person entitled to receive amounts of principal or interest on the Class A2 Notes in respect of moneys payable by it under this agreement.

16.5     RELIANCE

         Each of the Calculation Agent, the Note Registrar and the Paying Agents shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any instruction, request or order from the Trustee or the Trust Manager or in reliance upon any Class A2 Note or upon any notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties.

16.6     ENTITLED TO DEAL

         None of the Calculation Agent, the Note Registrar or the Paying Agents shall be precluded from acquiring, holding or dealing in any Class A2 Notes or from engaging or being interested in any contract or other financial or other transaction with the Trustee, the Trust Manager or the Servicer as freely as if it were not an agent of the Trustee under this agreement and in no event whatsoever (other than fraud, wilful misconduct, negligence or bad faith) shall any Paying Agent, the Note Registrar or the Calculation Agent be liable to account to the Trustee or any person entitled to receive amounts of principal or interest on the Class A2 Notes for any profit made or fees or commissions received in connection with this agreement or any Class A2 Notes.

16.7     CONSULTATION

         Each of the Calculation Agent, the Note Registrar and the Paying Agents may consult as to legal matters with lawyers selected by it, who may be employees of or lawyers to the Trustee, the Trust Manager, the relevant Paying Agent, the Note Registrar or the Calculation Agent.

16.8     DUTIES

         Each of the Calculation Agent, the Note Registrar and the Paying Agents shall perform the duties, and only the duties, contained in or reasonably incidental to this agreement and the Conditions and in the Class A2 Notes and no implied duties or obligations (other than general laws as to agency) shall be read into this agreement or the Class A2 Notes against any Paying Agents, the Note Registrar or the Calculation Agent. None of the Calculation Agent, the Note Registrar or the Paying Agents shall be required to take any action under this agreement which would require it to incur any expense or liability, for which (in its

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         reasonable opinion) either it would not be reimbursed within a reasonable time or in respect of which it has not been indemnified to its satisfaction.

17.      CHANGES IN PAYING AGENTS AND CALCULATION AGENT
--------------------------------------------------------------------------------

17.1     REMOVAL

         The Trustee (or the Trust Manager with the consent of the Trustee (such consent not to be unreasonably withheld)) may at any time:

         (a) with the prior written approval of the Note Trustee appoint:

             (i)  additional or alternative Paying Agents; or

             (ii) an alternative Calculation Agent;

         (b) subject to this clause 17, terminate the appointment of any Paying Agent or the Calculation Agent by giving written notice to that effect to each Designated Rating Agency, the Calculation Agent (if its appointment is to be terminated), the Principal Paying Agent and (if different) the Paying Agent whose appointment is to be terminated:

             (i) with effect immediately on that notice, if any of the following occurs in relation to the Paying Agent or Calculation Agent (as the case may be):

                  (A) an Insolvency Event has occurred in relation to the Paying
                      Agent or Calculation Agent;

                  (B) the Paying Agent or Calculation Agent has ceased its
                      business;

                  (C) the Paying Agent or Calculation Agent fails to comply with any of its obligations under this agreement and, if capable of remedy, such failure is not remedied within five days after the earlier of (1) the Paying Agent or the Calculation Agent, as the case may be, having become aware or that failure and (2) the receipt by the Paying Agent or the Calculation Agent, as the case may be, of written notice with respect thereto from the Trustee or Trust Manager; or

             (ii) otherwise, with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed) with effect not less than 60 days' from that notice, which date shall be not less than 10 days before nor 10 days after any due date for payment of any Class A2 Notes.

17.2     RESIGNATION

         Subject to this clause 17, a Paying Agent or the Calculation Agent may resign its appointment under this agreement at any time by giving to the Trustee, the Trust Manager, each Designated Rating Agency and (where a Paying Agent is resigning and the Paying Agent is not the Principal Paying Agent) the Principal Paying Agent not less than 60 days'

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         written notice to that effect, which notice shall expire not less than
         30 days before or 30 days after any due date for payment of any Class A2 Notes.

17.3     LIMITATION

         Despite clauses 17.1 and 17.2:

         (a) no resignation by or termination of the appointment of the Principal Paying Agent shall take effect until a new Principal Paying Agent approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);

         (b) subject to clause 17.3(a), if any Paying Agent or the Calculation Agent resigns in accordance with clause 17.2, but by the day falling 15 days before the expiry of any notice under clause 17.2 the Trustee or the Trust Manager has not appointed a new Paying Agent or Calculation Agent then the relevant Paying Agent or Calculation Agent (as the case may be) may appoint in its place any reputable bank or trust company of good standing approved in writing by the Note Trustee and appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);

         (c) no resignation by or termination of the appointment of the Luxembourg Paying Agent shall take effect if as a result of that resignation or termination there would cease to be a Paying Agent which has a Paying Office in Luxembourg;

         (d) no appointment or termination of the appointment of any Paying Agent or the Calculation Agent (as the case may be) shall take effect unless and until notice has been given to the Class A2 Noteholders in accordance with the Conditions;

         (e) the appointment of any additional Paying Agent shall be on the terms and subject to the conditions of this agreement and each of the parties to this agreement shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the Paying Agent (which shall not, except in the case of an appointment under clause 17.1(a) or a termination under clause 17.1(b)(ii) or a resignation under clause 17.2, be at the cost of the Trustee or Trust Manager).

         (f) In addition, the Trustee at the direction of the Trust Manager shall forthwith appoint a Paying Agent in New York City in the circumstances described in Condition 6(b) (if there is no such Paying Agent at the time) and while such circumstances subsist maintain such a Paying Agent. Notice of any such termination or appointment and of any change in the office through which any Paying Agent will act will be given by the Trust Manager on behalf of the Trustee in accordance with Condition 12.

17.4     DELIVERY OF AMOUNTS

         If the appointment of the Principal Paying Agent terminates, the Principal Paying Agent shall, on the date on which that termination takes effect, pay to the successor Principal Paying Agent any amount held by it for payment of principal or interest in respect of any Class A2 Note and shall deliver to the successor Principal Paying Agent all records

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         maintained by it pursuant to this agreement and all documents
         (including any Definitive Notes) held by it.

17.5     SUCCESSOR PAYING AGENTS

         (a) On the execution by the Trustee, the Trust Manager and any successor Paying Agent of an instrument effecting the appointment of that successor Paying Agent, that successor Paying Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Paying Agent (or in the case of a successor Principal Paying Agent, as if originally named as Principal Paying Agent) in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Paying Agent is appointed.

         (b) Any corporation:

             (i)   into which a Paying Agent is merged;

             (ii)  with which a Paying Agent is consolidated;

             (iii) resulting from any merger or consolidation to which a Paying
                   Agent is a party;

             (iv) to which a Paying Agent sells or otherwise transfers all or substantially all the assets of its corporate trust business,

             shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become a successor Paying Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Trust Manager, and after that effective date all references in this agreement to a Paying Agent (or in the case of a successor Principal Paying Agent, to the Principal Paying Agent) shall be references to that corporation.

17.6     SUCCESSOR TO CALCULATION AGENT

         (a) On the execution by the Trustee, the Trust Manager and any successor Calculation Agent of an instrument effecting the appointment of that successor Calculation Agent, that successor Calculation Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Calculation Agent in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Calculation Agent is appointed.

         (b) Any corporation:

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             (i)   into which the Calculation Agent is merged;

             (ii)  with which the Calculation Agent is consolidated;

             (iii) resulting from any merger or consolidation to which the
                   Calculation Agent is a party;

             (iv) to which the Calculation Agent sells or otherwise transfers all or substantially all the assets of its corporate trust business,

             shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Calculation Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Trust Manager, and after that effective date all references in this agreement to the Calculation Agent shall be references to that corporation.

17.7     NOTICE TO CLASS A2 NOTEHOLDERS

         The Trust Manager on behalf of the Trustee shall, within 14 days of:

         (a) the termination of the appointment of any Paying Agent or the Calculation Agent;

         (b) the appointment of a new Paying Agent or Calculation Agent; or

         (c) the resignation of any Paying Agent or Calculation Agent,

         give to the Class A2 Noteholders notice of the termination, appointment or resignation in accordance with Condition 12 (in the case of a termination under clause 17.1(b)(i) at the cost of the outgoing Paying Agent or the Calculation Agent, as the case may be).

17.8     CHANGE IN PAYING OFFICE OR SPECIFIED OFFICE

         (a) If any Paying Agent proposes to change its Paying Office or to nominate a further Paying Office (which must be within the same city as its previous Paying Office), it must give to the Trustee, the Trust Manager, the Note Trustee and, in the case of a change in the Paying Office of a Paying Agent other than the Principal Paying Agent, the Principal Paying Agent, not less than 30 days' prior written notice of that change, giving the address of the new Paying Office and stating the date on which the change is to take effect. No change of Paying Office may occur within the period between 30 days before and 30 days after any due date for payment of any Class A2 Notes or Coupons.

         (b) If the Calculation Agent proposes to change its Specified Office (which must be in New York City or such other jurisdiction as the Calculation Agent, the Trustee and the Trust Manager agree from time to time), or to nominate a further Specified Office, it must give to the Trustee, the Trust Manager and the Note Trustee, not less than 30 days' prior written notice of that change, giving the address of the new Specified Office and stating the date on which the change is to take effect.

         (c) The Trust Manager, on behalf of the Trustee, must, within 14 days of receipt of a notice under paragraph (a) (unless the appointment is to terminate pursuant to clause 17.1 on or prior to the date of that change) give to the Class A2 Noteholders

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             notice in accordance with the Conditions of that change and of the address of the new Paying Office or Specified Office (as the case may be).

18.      FEES AND EXPENSES
--------------------------------------------------------------------------------

         (a) The Trustee shall pay to the Principal Paying Agent during the period when any of the Class A2 Notes remain outstanding the administration fee separately agreed by the Principal Paying Agent and the Trustee, together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of the Principal Paying Agent is terminated under this agreement, the Principal Paying Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Principal Paying Agent will not be the Principal Paying Agent.

         (b) The Trustee shall pay to the Calculation Agent during the period when any of the Class A2 Notes remain outstanding the fee separately agreed by the Calculation Agent, the Trust Manager and the Trustee, together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of the Calculation Agent is terminated under this agreement, the Calculation Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Calculation Agent will not be the Calculation Agent.

         (c) The Trustee shall pay to the Note Registrar during the period when any of the Class A Notes remain outstanding the fee separately agreed by the Note Registrar, the Trust Manager and the Trustee, together with any out-of-pocket expenses reasonably incurred (including any legal fees and expenses). If the appointment of the Note Registrar is terminated under this agreement, the Note Registrar must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Note Registrar will not be the Note Registrar.

         (d) Save as provided in paragraphs (a), (b) and (c), or as expressly provided elsewhere in this agreement, neither the Trustee nor the Trust Manager shall have any liability in respect of any fees or expenses of the Calculation Agent, Note Registrar, Principal Paying Agent or any other Paying Agent in connection with this agreement.

         (e) The above fees, payments and expenses shall be paid in Australian dollars and the Trustee shall in addition pay any GST which may be applicable. The Principal Paying Agent shall arrange for payment of commissions to the other Paying Agents and arrange for the reimbursement of their expenses promptly upon demand, supported by evidence of that expenditure, and provided that payment is made as required by paragraph (a) the Trustee shall not be concerned with or liable in respect of that payment.

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19.      WAIVERS, REMEDIES CUMULATIVE
--------------------------------------------------------------------------------
         (a) No failure to exercise and no delay in exercising any right, power or remedy under this agreement operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

         (b) The rights, powers and remedies provided to a party in this agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

20.      SEVERABILITY OF PROVISIONS
--------------------------------------------------------------------------------
         Any provision of this agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

21.      ASSIGNMENTS
--------------------------------------------------------------------------------
         No party may assign or transfer any of its rights or obligations under this agreement without the prior written consent of the other parties, or if the rating of the Class A2 Notes would be withdrawn or reduced as a result of the assignment, except for the creation of a charge by the Trustee under the Security Trust Deed.

22.      NOTICES
--------------------------------------------------------------------------------

22.1     GENERAL

         All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this agreement:

         (a) must be in writing;

         (b) must be signed by an Authorised Signatory of the sender; and

         (c) will be taken to be duly given or made:

             (i) (in the case of delivery in person or by post) when delivered, received or left at the address of the recipient shown in clause 22.2 or to any other address which it may have notified by the recipient to the sender under this clause 22;

             (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission to the number shown in clause 22.2 or any other number notified by the recipient to the sender under this clause 22; and

             (iii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission to the number shown in clause

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                   22.2 or any other number notified by the recipient to the
                   sender under this clause 22 (with the exception of the Trustee, which cannot receive any notices by telex),

             but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

             Any party may by notice to each party change its address, facsimile, telex or telephone number under this clause 22.1.

22.2     DETAILS

         The address, facsimile and telex of each party at the date of this agreement are as follows:

         THE TRUSTEE

         PERPETUAL TRUSTEES VICTORIA LIMITED
         Level 7
         9 Castlereagh Street
         Sydney  NSW  2000
         Australia

         Tel:              61 2 9229 9000
         Fax:              61 2 9221 7870

         Attention:        Manager - Securitisation

         THE TRUST MANAGER

         INTERSTAR SECURITISATION MANAGEMENT PTY LIMITED
         Level 28
         367 Collins Street
         Melbourne  VIC  3000
         Australia

         Tel:              61 3 9612 1111
         Fax:              61 3 9621 2368

         Attention:        Chief Executive Officer

         THE SERVICER

         INTERSTAR SECURITIES (AUSTRALIA) PTY LIMITED
         Level 28
         367 Collins Street
         Melbourne  VIC  3000
         Australia

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         Tel:              61 3 9612 1111
         Fax:              61 3 9621 2368

         Attention:        Chief Executive Officer

         THE NOTE TRUSTEE

         THE BANK OF NEW YORK, NEW YORK BRANCH
         101 Barclay Street
         21W New York
         New York 10286
         United States

         Tel:              [*]
         Telex:            [*]
         Fax:              [*]

         Attention:        [*]

         THE PRINCIPAL PAYING AGENT

         THE BANK OF NEW YORK, NEW YORK BRANCH
         101 Barclay Street
         21W New York
         New York 10286
         United States

         Tel:              [*]
         Telex:            [*]
         Fax:              [*]

         Attention:        [*]

         THE LUXEMBOURG PAYING AGENT

         THE BANK OF NEW YORK (LUXEMBOURG) S.A.
         [*]
         Tel:              [*]
         Fax:              [*]
         Attention:        [*]

         THE NOTE REGISTRAR
         [*]
         Tel:              [*]
         Fax:              [*]
         Attention:        [*]

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22.3     COMMUNICATION THROUGH PRINCIPAL PAYING AGENT

         All communications relating to this agreement between the Trustee or the Trust Manager, the Note Registrar and the Calculation Agent and any of the Paying Agents or between the Paying Agents themselves shall, save as otherwise provided in this agreement, be made through the Principal Paying Agent.

23.      LIMITED RECOURSE
--------------------------------------------------------------------------------

23.1     GENERAL

         Clause 32 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Trust Manager under this agreement.

23.2     LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT TO INDEMNITY

         (a) The Trustee enters into the Transaction Documents and issues the Notes only in its capacity as trustee of the Trust and in no other capacity. A liability incurred by the Trustee acting in its capacity as trustee of the Trust arising under or in connection with the Transaction Documents or the Trust or in respect of the Notes is limited to and can be enforced against the Trustee only to the extent to which it can be satisfied out of the Assets of the Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of the Transaction Documents and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the Transaction Documents or the Trust.

         (b) The parties other than the Trustee may not sue the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except in relation to the Assets of the Trust), liquidator, administrator or similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee (except in relation to the Assets of the Trust).

         (c) The provisions of this clause 23.2 do not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or wilful default.

         (d) It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations or breach of representation or warranty under the Transaction Documents) will be considered fraud, negligence or wilful default of the Trustee for the purpose of paragraph (iii) of this clause 23.2 to the extent to which the act or omission was caused or contributed to by any failure by the Relevant Parties (other than a person

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             whose acts or omissions the Trustee is liable for in accordance with the Transaction Documents) to fulfil its obligations relating to the Trust or by any other act or omission of the Relevant Parties (other than a person whose acts or omissions the Trustee is liable for in accordance with the Transaction Documents) regardless of whether or not that act or omission is purported to be done on behalf of the Trustee.

         (e) No attorney, agent, receiver or receiver and manager appointed in accordance with a Transaction Document has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or wilful default of the Trustee for the purpose of paragraph (c) of this clause 23.2, provided (in the case of any person selected and appointed by the Trustee) that the Trustee has exercised reasonable care in the selection of such persons.

         (f) In this clause 23.2, "RELEVANT PARTY" means each of the Trust Manager, the Servicer, the Calculation Agent, each Paying Agent, the Note Trustee and any Support Facility Provider.

23.3     UNRESTRICTED REMEDIES

         Nothing in clause 23.2 limits a Paying Agent or the Calculation Agent in:

         (a) obtaining an injunction or other order to restrain any breach of this agreement by any party;

         (b) obtaining declaratory relief; or

         (c) in relation to its rights under the Security Trust Deed.

23.4     RESTRICTED REMEDIES

         Except as provided in clauses 23.3 and 23.2(c) neither any Paying Agent nor the Calculation Agent shall:

         (a) (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

         (b) (STATUTORY DEMAND) issue any demand under s459E(1) of the Corporations Law (or any analogous provision under any other law) against the Trustee;

         (c) (WINDING UP) apply for the winding up or dissolution of the Trustee;

         (d) (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

         (e) (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

         (f) (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

         (g) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to the Trustee,

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         or take proceedings for any of the above and each Paying Agent and the
         Calculation Agent waives its rights to make those applications and take those proceedings.

24.      COUNTERPARTS
--------------------------------------------------------------------------------
         This agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

25.      GOVERNING LAW
--------------------------------------------------------------------------------
         This agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

26.      SUCCESSOR TRUSTEE
--------------------------------------------------------------------------------
         Each Paying Agent, the Calculation Agent and the Note Registrar shall do all things reasonably necessary to enable any successor Trustee appointed under clause 23 of the Master Trust Deed to become the Trustee under this agreement.


EXECUTED as an agreement.


Each attorney executing this agreement states that he has no notice of revocation or suspension of his power of attorney.


TRUSTEE


SIGNED on behalf of                       )
PERPETUAL TRUSTEES VICTORIA               )
LIMITED                                   )
in the presence of:                       )
                                              ----------------------------------
                                              Signature


-------------------------------------------   ----------------------------------
Signature                                     Print name


-------------------------------------------   ----------------------------------
Print name                                    Office held


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TRUST MANAGER


SIGNED on behalf of                       )
INTERSTAR SECURITISATION                  )
MANAGEMENT PTY LIMITED                    )
in the presence of:                       )
                                              ----------------------------------
                                              Signature


-------------------------------------------   ----------------------------------
Signature                                     Print name


-------------------------------------------   ----------------------------------
Print name                                    Office held


SERVICER


SIGNED on behalf of                       )
INTERSTAR SECURITIES (AUSTRALIA)          )
PTY LIMITED                               )
in the presence of:                       )
                                              ----------------------------------
                                              Signature


-------------------------------------------   ----------------------------------
Signature                                     Print name


-------------------------------------------   ----------------------------------
Print name                                    Office held


NOTE TRUSTEE


SIGNED on behalf of                       )
THE BANK OF NEW YORK, LONDON              )
BRANCH                                    )
in the presence of:                       )
                                              ----------------------------------
                                              Signature


-------------------------------------------   ----------------------------------
Signature                                     Print name


-------------------------------------------   ----------------------------------
Print name                                    Office held


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PRINCIPAL PAYING AGENT


SIGNED on behalf of                       )
THE BANK OF NEW YORK, NEW YORK            )
BRANCH                                    )
in the presence of:                       )
                                              ----------------------------------
                                              Signature


-------------------------------------------   ----------------------------------
Signature                                     Print name


-------------------------------------------   ----------------------------------
Print name                                    Office held


CALCULATION AGENT


SIGNED on behalf of                       )
THE BANK OF NEW YORK, NEW YORK            )
BRANCH                                    )
in the presence of:                       )
                                              ----------------------------------
                                              Signature


-------------------------------------------   ----------------------------------
Signature                                     Print name


-------------------------------------------   ----------------------------------
Print name                                    Office held


LUXEMBOURG PAYING AGENT


SIGNED on behalf of                       )
THE BANK OF NEW YORK                      )
(LUXEMBOURG) S.A.                         )
in the presence of:                       )
                                              ----------------------------------
                                              Signature


-------------------------------------------   ----------------------------------
Signature                                     Print name


-------------------------------------------   ----------------------------------
Print name                                    Office held


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NOTE REGISTRAR


SIGNED on behalf of                       )
THE BANK OF NEW YORK, NEW YORK            )
BRANCH                                    )
in the presence of:                       )
                                              ----------------------------------
                                              Signature


-------------------------------------------   ----------------------------------
Signature                                     Print name


-------------------------------------------   ----------------------------------
Print name                                    Office held




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